NOTICE OF DISAPPROVAL

September 6, 1996

VIA FACSIMILE AND
CERTIFIED MAIL

Valley Point Partners    The Balcor Company       Daniel J. Perlman, Esq.
Limited Partnership      2355 Waukegan Road       Katten Muchin & Zavis
c/o The Balcor Company   Suite A200               Suite 2100
2355 Waukegan Road       Bannockburn, IL  60015   525 W. Monroe Street
Suite A200               Attn: Alan G. Lieberman  Chicago, IL  60661
Bannockburn, IL  60015
Attn:  Ilona Adams

     Re:  Agreement of Sale, dated as of the 2nd day of August, 1996
          (the "Agreement") between Valley Point Partners Limited Partnership, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Canyon Point Apartments, San Antonio, Texas (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Pursuant to Section 16(C) of the Agreement, we hereby give you notice that we disapprove the Documents and the condition of the Property and as the Property is unsuitable for our purposes, we are hereby terminating the Agreement and all rights and obligations of the Seller and Purchaser thereunder. By execution of this Notice of Disapproval, we are hereby authorizing and directing Partners Title Company, as Escrow Agent, to disburse the Earnest Money, plus all accrued interest, to us via the attached wire instructions.

                         ERP OPERATING LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By:  Equity Residential Properties Trust,
                              a Maryland Real Estate Investment Trust,
                              its general partner

                         By:   /s/ Lori P. Shelsted
                              ------------------------------------
                                   Lori P. Shelsted
                                   Vice President

Seller's Authorization for Release of Earnest Money to Purchaser gived this 6th day of September, 1996

VALLEY POINT PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership

By: Valley Point Partners, Inc., an Illinois corporation

     By:  /s/ James E. Mendelson
          ------------------------------------
     Name:    James E. Mendelson
     Title:   Authorized Rep.


NOTICE OF TERMINATION

State of Illinois   )
                    )   SS.
County of Cook      )

     The undersigned, having been first duly sworn, does hereby affirm, depose and state that the undersigned is terminating tht certain Agreement of Sale between the undersigned and Valley Point Partners Limited Partnership in accordance with its terms for the following reasons.

     Purchaser is terminating the Agreement of Sale pursuant to Section 16 (C) thereof.

     The undersigned demands return of all earnest money deposited under the Agreement pursuant to its right therein.

     IN WITNESS WHEREOF, the undersigned has executed this Affidavit on this 6th day of September, 1996.

                              ERP OPERATING LIMITED PARTNERSHIP,
                              an Illinois limited partnership

                              By:  /s/ Lori P. Shelsted
                                   --------------------------------------
                              Name:    Lori P. Shelsted
                              Title:   Vice President


Subscribed and sworn to before me, a Notary
Public in and for said County and State.

 /s/ Deborah A. Slepawic
----------------------------------
     Notary Public

     SEAL